Exhibit 99.1

INNOVATIVE INDUSTRIAL PROPERTIES The Leading Provider Of Real Estate Capital For The Medical - Use Cannabis Industry NYSE: IIPR www.innovativeindustrialproperties.com Posted June 9, 2020 1

Forward - Looking Statements 2 This presentation and our associated comments include "forward - looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) that are subject to risks and uncertainties. In pa rticular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward - looking statements. Likewise, our statements regarding anticipated growth in our funds from operations and anticipated market and regulatory conditions, our strategic direction, our dividend rate and policy, demographics, results of operations, plans and objectives are forward - looking statements. Forward - looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of future events. Forward - looking statements depend on assumptions , data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they w ill happen at all). You can identify forward - looking statements by the use of forward - looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans, " "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward - looking statements by discussions of strategy, plans or intentions. The followin g factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward - looking statements: the potential adverse effect of the ongoing p ublic health crisis of the COVID - 19 pandemic, or any future pandemic, epidemic or outbreak of infectious disease, on our financial condition, results of operations, cash flows and performance, the real es tat e market and the global economy and financial markets; economic trends and economic recoveries; our business and investment strategy; our projected operating results; actions and initiatives of the U. S. or state governments and changes to government policies and the execution and impact of these actions, initiatives and policies, including the fact that cannabis remains illegal under federal law; rates of default on leases for our assets; availability of suitable investment opportunities in the medical - use cannabis industry; concentration of our portfolio of assets and limited number of tenants; our understanding of our competition and our potential tenants' alternative financing sources; the estimated growth in and evolving market dynamics of the medical - use cannabis market; the demand for medical - use cannabis cultiva tion and processing facilities; the expected medical - use or adult - use cannabis legalization in certain states; shifts in public opinion regarding medical - use cannabis; the additional risks that may be associated with certain of our tenants cultivating adult - use cannabis in our cultivation facilities; the state of the U.S. economy generally or in specific geographic areas; our ability to access equity or debt capital; financing rates for our assets; our expected leverage; changes in the values of our assets; our portfolio of assets; our investments; interest rate mismatches between our assets and our borrowing s u sed to fund such investments; changes in interest rates and the market value of our assets; the degree to which any interest rate or other hedging strategies may or may not protect us from interest rate vo latility; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to maintain our qualification as a real estate investment trust for U.S. fe deral income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940; availability of qualified personnel; and market trends in our industry, interest ra tes , real estate values, the securities markets or the general economy. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performa nce . In addition, we discussed a number of material risks in our Annual Report on Form 10 - K for the year ended December 31, 2019, as updated in our Quarterly Report on Form 10 - Q for the quarter ended March 31, 2020. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge fro m t ime to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on our business or the extent to which any factor, or combinat ion of factors, may cause actual results to differ materially from those contained in any forward - looking statements. Any forward - looking statement made by us speaks only of the date on which we make it. We undertake n o obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. Stockholders and invest ors are cautioned not to unduly rely on such forward - looking statements when evaluating the information presented in our filings and reports. Market and industry data are included in this presentation. We have obtained substantially all of this information from inte rna l studies, public filings, other independent published industry sources and market studies prepared by third parties. We believe these internal studies, public filings, other independent published industry s our ces and market studies prepared by third parties are reliable. However, this information may prove to be inaccurate. No representation or warranty is made as to the accuracy of such information.

ALAN GOLD, EXECUTIVE CHAIRMAN Co - founder of BioMed Realty (formerly NYSE: BMR) and Alexandria Real Estate (NYSE: ARE) PAUL SMITHERS, PRESIDENT & CEO 35+ years of legal and regulatory experience CATHERINE HASTINGS, CFO, CAO & TREASURER 20 years of accounting and real estate experience - former VP, Internal Audit of BioMed Realty The Team BRIAN WOLFE, VP, GENERAL COUNSEL & SECRETARY Former VP, Corporate Legal of BioMed Realty, former attorney at Latham & Watkins LLP BEN REGIN, VP OF INVESTMENTS Former Senior Associate, Investments and Senior Associate, Asset Management at BioMed Realty ANDY BUI, CONTROLLER Former Senior Director, Financial Reporting at BioMed Realty The Innovative Industrial Properties team has the proven experience and track record in all aspects of real estate - including acquisitions, management, development and financing, to capitalize on this rapidly expanding industry 3 TRACIE HAGER, VP OF ASSET MANAGEMENT Former Vice President, Property Management at BioMed Realty - 30+ years of experience in property management KELLY SPICHER, SENIOR COUNSEL Former attorney at Foley & Lardner LLP for 16+ years representing numerous businesses, REITs, and financial institutions in a wide array of real estate matters

The Company FOCUSED STRATEGY • Medical cannabis approved licensees • Locations in states with robust medical cannabis approved programs (33 states plus D.C.) • Acquisition of existing, redeveloped and under development industrial buildings including attached enclosed greenhouse facilities. Acquisition investment includes enhanced HVAC, electrical, plumbing, lighting and robust security systems • Target initial yields in the mid - to - low teens provided by absolute triple net long - term leases with annual escalations of 3 - 4% (1) EXPERIENCED MANAGEMENT TEAM • Strong, specialized real estate underwriters with over $10 billion in acquisition and development transaction value (2) • Extensive public company expertise with track record of creating stockholder value FINANCIAL POSITION • Conservatively leveraged balance sheet • Declared Q1 2020 dividend of $1.00, equal to an annualized dividend of $ 4.00 per share (3) CONTINUED POTENTIAL GROWTH • IIP is in various stages of negotiations for additional investments, for both new tenants and expanding partnerships with existing tenants (4) (1) Initial yield calculated by dividing the initial base rent under the lease by the purchase price for the property. Actual in itial yield may vary from targeted initial yield, based on the company’s underwriting. (2) Based on aggregate acquisitions and development activity of BioMed Realty Trust, Inc. (formerly NYSE: BMR) and Alexandria Re al Estate Equities, Inc. (NYSE: ARE) during Alan Gold’s tenure as a senior executive in each company. (3) The company declared a 1st quarter 2020 dividend of $1.00 per share on March 13, 2020 , which was paid to stockholders of record as of March 31, 2020 on April 15, 2020 . The decision to declare and pay dividends is at the sole discretion of our board of directors in light of conditions then existing, and there can be no assurance that a divi den d will be declared and paid for any time period in any amount. (4) There can be no assurance that we will consummate the acquisition of any of the properties in our current acquisition pip eli ne on the terms anticipated, or at all. 4

5 Portfolio statistics as of May 26 , 2020 . These statistics treat our Los Angeles, California property ( 35 , 000 square ft) as not leased, due to the tenant being in receivership and its ongoing default in its obligation to pay rent at that location . (1) Includes approximately 1 , 254 , 000 square feet under development or redevelopment . (2) See Slide 6 Footnote 2 . (3) See Slide 6 Footnote 3 . (4) Calculated as the percentage of leased square feet divided by rentable square feet (including 1 , 254 , 000 square feet under development or redevelopment) . (5) Weighted average lease length calculated by weighting the remaining lease term based on base rent and management fees, and excluding supplemental rent (with respect to the PharmaCann NY property), after the expiration of applicable base rent abatement or deferral periods . 56 Properties 4.1 million rentable square feet (1) ~15.9 years weighted avg. lease length (5) $84.5 Million Q1 2020 Revenue Annualized (3) 99.2% Leased (4) $883.4 Million Total Committed/ Invested Capital (2)

Financial Statistics Innovative Industrial Properties Financial Statistics Capital raised (net proceeds), including equity and exchangeable notes as of 5/29/20 (1) $1.13 billion Capital committed/invested as of 5/26/20 (2) $883.4 million Annualized Q1 revenue as of 3/31/20 (3) $84.5 million Debt to total gross assets (4) 13.1% Annualized common stock dividend per share (5) $4.00 Long - term targeted dividend payout ratio 75% to 85% of AFFO (6) Shares of common stock outstanding as of 6/8/20 18,614,561 (7) (1) Includes net proceeds from common stock issued pursuant to the company’s at - the - market equity offering program through May 26 , 2020 and the company’s offering of common stock completed May 2020 . (2) Includes the initial purchase prices and funding of tenant improvements and construction funding for properties of approximately $ 755 . 9 million in the aggregate (excluding transaction costs) and $ 127 . 5 million for reimbursement of tenant improvements and construction funding, which have been committed . These statistics do not include up to $ 8 . 9 million that may be funded in the future pursuant to IIP’s lease with GR Companies Inc . (Grassroots) at one of IIP’s Illinois properties, or $ 22 . 5 million that may be funded in the future pursuant to IIP’s lease with Trulieve Cannabis Corp . at one of IIP’s Massachusetts properties . The tenants at those properties may not elect to have the company disburse those funds to them and pay the company the corresponding base rent on those funds . (3) Annualized based on Q 1 2020 revenue as of March 31 , 2020 of $ 21 . 1 million . (4) Face value of Exchangeable Senior Notes divided by total gross assets at March 31 , 2020 (5) Reflects annualized common stock dividend declared on March 13 , 2020 of $ 1 . 00 . The decision to declare and pay dividends is at the sole discretion of our board of directors in light of conditions then existing, and there can be no assurance that a dividend will be declared and paid for any time period in any amount . (6) See our earnings press release issued on March 31 , 2020 for the definition of AFFO (a supplemental non - GAAP financial measure) and reconciliation of AFFO to GAAP net income available to common stockholders . (7) Based on Form 4 filings as of June 8 , 2020 and shares outstanding as reported in the company’s Current Report on Form 8 - K filed with the SEC on May 29 , 2020 . 6

Top 10 States by Total Investment 7 20.0% 15.3% 15.1% 12.6% 9.6% 6.6% 4.7% 4.0% 2.5% 2.4% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% Illinois Pennslyvania Massachusetts Michigan California Florida Ohio New York Arizona Maryland Investment % by State (Top 10) 1 (1) As of May 26 , 2020 . Calculated to include the initial purchase prices and funding of tenant improvements and construction funding for properties of approximately $ 755 . 9 million in the aggregate (excluding transaction costs) and $ 127 . 5 million for reimbursement of tenant improvements and construction funding, which have been committed . These calculations also include up to $ 8 . 9 million that may be funded in the future pursuant to IIP’s lease with GR Companies Inc . (Grassroots) at one of IIP’s Illinois properties, and $ 22 . 5 million that may be funded in the future pursuant to IIP’s lease with Trulieve Cannabis Corp . at one of IIP’s Massachusetts properties . The tenants at those properties may not elect to have the company disburse those funds to them and pay the company the corresponding base rent on those funds .

Top 10 Tenants By Total Investment 8

WIDE VARIETY OF QUALIFIED MEDICAL CONDITIONS LARGE MARKET & SUPPORT RAPIDLY GROWING INDUSTRY • Including cancer, HIV/AIDs, pain, nausea, seizures, muscle spasms, multiple sclerosis, post - traumatic stress disorder, migraines , arthritis, Parkinson's disease, Alzheimer's, lupus, spinal cord injuries and terminal illness (5) • 33 U.S. states, where over 200 million Americans live, have legalized cannabis for medical use, including DC (3) • Overwhelming popular support for medical - use cannabis, with 93% of Americans supporting patient access to medical - use cannabis, if recommended by a doctor (4) • U.S. regulated cannabis sales grew to an estimated $ 12.2 billion in 2019 an increase of 34% over 2018’s total of $9.1 billion and are expected to grow to over $31 billion by 2024. (1) • As of January 2020, legal cannabis now supports 243,700 full time jobs. This was a 15% year - over - year increase, where the indust ry created 33,700 new jobs nationwide. (2) Medical Cannabis Industry (1) Source: Arcview Market Research and BDS Analytics (2) Source: Leafly Cannabis Jobs Report https://www.leafly.com/news/industry/243700 - marijuana - jobs - how - many - in - america (3) Source: National Conference of State Legislatures (4) Source: 2019 poll by Quinnipiac University (5) From medical - use cannabis regulations and disclosures on applicable state government websites. 9

HIGHLIGHTS FOCUSED STRATEGY CONSERVATIVELY LEVERAGED BALANCE SHEET EXPERIENCED MANAGEMENT TEAM STRONG & GROWING INDUSTRY 10